UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(The following is the text of information to be posted by management on various Company internal communications media, sent by e-mail, or provided by means of oral presentations to groups of employees.)

EMAIL TO ESOP PARTICIPANTS - JANUARY 15, 2020
From: Raymond James Communications
Subject: Important Notice to ESOP Participants: Proxy Materials for Shareholders Meeting

IMPORTANT NOTICE TO ESOP PARTICIPANTS
Proxy materials for the Raymond James Financial, Inc. Annual Shareholders Meeting

To: All Employee ESOP Participants

The purpose of this message is to provide you with proxy materials for the 2020 Annual Meeting of Shareholders of Raymond James Financial, Inc. (“Annual Meeting”). Because the company common stock has been allocated to your Employee Stock Ownership Plan (“Plan”) account, you are entitled to instruct the Plan trustee how to vote these shares.

Annual Shareholders Meeting

The Annual Meeting will be held at 4:30 p.m. ET on Thursday, February 20, 2020, at the Raymond James Financial Center, located at 880 Carillon Parkway, St. Petersburg, Florida.

Proxy Materials

Please click on the links below to access the proxy materials, which contain important information about the matters to be voted on at the Annual Meeting.

We encourage you to access and carefully review all of the information in the proxy materials before instructing the Plan trustee on how to vote the shares allocated to your Plan account. The proxy materials consist of:

•	The 2020 Proxy Statement;

•	The 2019 Annual Report; and

•	Additional Proxy Soliciting Materials.

If you would like to receive a paper copy of the proxy materials, you must request one (at no charge) by January 28 to facilitate timely delivery. Send your request to:

Raymond James Financial, Inc.
Attn: Secretary
880 Carillon Parkway
St. Petersburg, Florida 33716

Your proxy voting card, which contains control/identification numbers necessary for you to vote, will be mailed to your address on file with the Plan separately in hard copy. You cannot vote the shares allocated to your Plan account in person at the Annual Meeting.

Voting Details and Recommendations

The following proposals will be voted upon at the Annual Meeting:

1.	To elect twelve (12) directors to the Board of Directors, to hold office until the annual meeting of shareholders in 2021;

2.	To hold an advisory vote on 2019 executive compensation;

3.	To approve the Amended and Restated 2012 Stock Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2020; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

The shares allocated to your Plan account will be voted as you instruct the Plan trustee. There are three ways to vote:

•	By returning the proxy voting card that we are mailing separately to you,

•	By the Internet, or

•	By telephone.

Please follow the instructions included on your proxy voting card on how to vote using one of the three methods.

Note: If you do not vote the shares allocated to your Plan account, your shares will nevertheless be voted by the trustee in the same proportion as it votes the shares of ESOP participants who have instructed the trustee on how to vote.

To allow sufficient time for voting by the trustee of the Plan, our transfer agent must receive your vote no later than 5 p.m. ET on February 17, 2020.

RJNET NEWS ITEMS
Let Your Voice Be Heard: Vote Your RJF Shares
Review the Raymond James Financial, Inc. (RJF) proxy materials and learn how to vote your shares. Your vote is important, no matter the size of your holdings.

2020 Annual Meeting of Shareholders

All associates and shareholders are invited to attend the 2020 Annual Meeting of Shareholders at 4:30 p.m. ET on Thursday, February 20, 2020, at the Raymond James Financial headquarters in St. Petersburg, Florida.

Be Heard: Your Vote Matters
RJF shareholders have the right to vote in Board elections and on certain other significant matters. Please vote all of your shares, and keep in mind that:

•	As a shareholder, you may hold your Raymond James shares in up to three different ways.

•	If you own shares in more than one form, you will have to vote each separately.

•	Different deadlines apply to voting different forms of share ownership, so be sure to review the proxy statement for full details.

Learn how to vote your shares:

•	View the image below (click to view full screen), and

•	Read voting deadlines and instructions.

Voting Proposals and Guidance

The following proposals will be voted upon at the Annual Shareholders’ Meeting:

1.	To elect twelve (12) directors to the Board of Directors, to hold office until the Annual Shareholders’ Meeting in 2021;

2.	To hold an advisory vote on 2019 executive compensation;

3.	To approve the Amended and Restated 2012 Stock Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2020; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

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